Exhibit 10.1

SECOND TERM LOAN B EXTENSION AMENDMENT AND NINTH TERM LOAN B REFINANCING AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 15, 2022 (this “Ninth Term Loan Amendment”), among Sabre GLBL Inc., a Delaware corporation (the “Borrower”), Sabre Holdings Corporation, a Delaware corporation (“Holdings”), each of the other Loan Parties, Bank of America, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”), the Term B Lenders party hereto (each an “Extending Lender” and collectively, the “Extending Lenders”) and Bank of America, as the 2022 Other Term B-2 Lender (as defined below). The joint bookrunners for this Ninth Term Loan Amendment are BofA Securities Inc., Goldman Sachs Lending Partners LLC, Morgan Stanley Senior Funding, Inc. and PNC Capital Markets LLC.

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of February 19, 2013 (as amended, amended and restated, modified and/or supplemented through the date hereof, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower;

WHEREAS, in accordance with the provisions of Section 2.16 of the Credit Agreement and pursuant to a Term B Loan Extension Request, dated August 2, 2022 (the “Term B Loan Extension Request”), the Borrower has requested an extension of the scheduled maturity of the existing Term B Loans;

WHEREAS, each Extending Lender, subject to the terms and conditions contained herein, has agreed to the Term B Loan Extension Request and has elected to convert its existing Term B Loans into a new and separate Class of Extended Term Loans (the “2022 Term B-2 Loans”);

WHEREAS, in accordance with the provisions of Section 2.15 of the Credit Agreement and pursuant to a request for Other Term Loans in the form of a term sheet, dated as of August 2, 2022, posted to a website for the benefit of the Lenders, the Borrower has notified the Administrative Agent that it is requesting that Bank of America (the “2022 Other Term B-2 Lender”) provide Other Term Loans in the aggregate principal amount of $492,664,927.99 (the “2022 Other Term B-2 Loans” and the Other Term Commitments under this Ninth Term Loan Amendment of the 2022 Other Term B-2 Lender with respect to the 2022 Other Term B-2 Loans, the “2022 Other Term B-2 Loan Commitments”) on the terms and conditions set forth in this Ninth Term Loan Amendment, which will be added to (and form part of) the Class of 2022 Term B-2 Loans also established pursuant to this Ninth Term Loan Amendment and held by the Extending Lenders, the proceeds of which will be used to refinance a portion of the outstanding Term B Loans that have not been extended pursuant to Section 2.16 and to pay related fees and expenses;

WHEREAS, in accordance with the provisions of Sections 2.15 and 2.16 of the Credit Agreement and the terms and conditions set forth herein, the Borrower, Holdings, each of the other Loan Parties, the Extending Lenders, the 2022 Other Term B-2 Lender and the Administrative Agent wish to effect this Ninth Term Loan Amendment;

WHEREAS, the parties hereto wish to amend certain other provisions of the Credit Agreement as hereinafter provided in connection with foregoing, on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1 Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2 Extension Amendment.

(a) For the avoidance of doubt, (i) this Ninth Term Loan Amendment constitutes an “Extension Amendment” pursuant to which a new Class of Extended Term Loans is established pursuant to Section 2.16 of the Credit Agreement, (ii) each existing Term B Lender that has executed and delivered a counterpart to this Ninth Term Loan Amendment has made an “Extension Election” and constitutes an “Extending Lender” with respect to its 2022 Term B-2 Loans and (iii) the Ninth Term Loan Amendment Effective Date (as defined below) constitutes an “Extension Date” under Section 2.16 of the Credit Agreement.

(b) Subject to the terms and conditions set forth herein and the occurrence of the Ninth Term Loan Amendment Effective Date, each Extending Lender agrees to convert all of its existing Term B Loans into 2022 Term B-2 Loans. The existing Term B Loans of Term B Lenders that are not Extending Lenders party hereto shall remain unaffected and outstanding pursuant to the Credit Agreement, unless refinanced pursuant to Section 4 below.

(c) Each of the parties to this Ninth Term Loan Amendment hereby agrees that on the Ninth Term Loan Amendment Effective Date, (i) the existing Term B Loans of each Extending Lender shall be converted into 2022 Term B-2 Loans, (ii) the 2022 Term B-2 Loans shall constitute a new “Class” of 2022 Term B-2 Loans for all purposes of the Credit Agreement and the other Loan Documents and (iii) the 2022 Term B-2 Loans of the Extending Lenders shall become “Term Loans” for all purposes of the Credit Agreement and the other Loan Documents.

(d) Each of the parties to this Ninth Term Loan Amendment hereby agrees (x) that the 2022 Term B-2 Loans established pursuant to this Ninth Term Loan Amendment shall have the “Interest Rates”, “Maturity Date”, “Scheduled Amortization” and “Call Premium” as set forth on Annex I hereto and (y) that all other terms and conditions applicable to such 2022 Term B-2 Loans shall be as set forth in the Credit Agreement as amended pursuant to this Ninth Term Loan Amendment (including pursuant to Section 3 below).

(e) The Administrative Agent is hereby authorized to prepare, in consultation with the Borrower, the schedule of existing Term B Loans, as Schedule 2.01B to the Credit Agreement, reflecting the 2022 Term B-2 Loans and the then remaining existing Term B Loans, and the amounts reflected therein shall be conclusive absent demonstrable error.

(f) For the avoidance of doubt, each of the Extending Lenders agree that the remaining portion of existing Term B Loans shall be permitted to be prepaid pursuant to Section 2.05 without a corresponding pro-rata reduction of the 2022 Term B-2 Loans.

SECTION 3 Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 7 hereof, on and as of the Ninth Term Loan Amendment Effective Date (immediately after giving effect to incurrence of the 2022 Term B-2 Loans but prior to giving effect to the 2022 Other Term B-2 Loans incurred pursuant to Section 4 below), the Credit Agreement is hereby amended by (i) deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), and (ii) adding the double underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amended Credit Agreement attached hereto as Appendix A.

SECTION 4 Term Loan Refinancing Amendment.

(a) For the avoidance of doubt, (i) this Ninth Term Loan Amendment constitutes a “Refinancing Amendment” pursuant to Section 2.15 of the Credit Agreement, (ii) the 2022 Other Term B-2 Loan Commitments constitute “Other Term Commitments” as defined in the Credit Agreement (as amended pursuant to Section 3 hereof), (iii) from and after the Ninth Term Loan Amendment Effective Date (as hereinafter defined), the 2022 Other Term B-2 Loans constitute “Other Term Loans” as defined in the Credit Agreement (as amended pursuant to Section 3 hereof) and (iv) from and after the Ninth Term Loan Amendment Effective Date, the 2022 Other Term B-2 Lender shall constitute a “Lender” and a “Term Lender” as defined in the Credit Agreement (as amended pursuant to Section 3 hereof).

(b) Immediately after the establishment of the 2022 Term B-2 Loans pursuant to Section 2 above and subject to the terms and conditions set forth herein and the occurrence of the Ninth Term Loan Amendment Effective Date, the 2022 Other Term B-2 Lender agrees to make 2022 Other Term B-2 Loans to the Borrower on the Ninth Term Loan Amendment Effective Date in an amount equal to the amount of its 2022 Other Term B-2 Commitments (as set forth below). The full amount of the 2022 Other Term B-2 Loans shall be drawn by the Borrower in a single drawing on the Ninth Term Loan Amendment Effective Date and amounts paid or prepaid in respect of the 2022 Other Term B-2 Loans may not be reborrowed. For purposes hereof, the 2022 Other Term B-2 Commitments of the 2022 Other Term B-2 Lender shall be $492,664,927.99.

(c) Immediately upon the incurrence of the 2022 Other Term B-2 Loans on the Ninth Term Loan Amendment Effective Date, (i) the 2022 Other Term B-2 Loans shall be added to, and thereafter constitute a part of, the existing Class of 2022 Term B-2 Loans established pursuant to Section 2 above on a pro rata basis (based on the relative sizes of the various outstanding Term Borrowings), so that each Lender will participate proportionately in each then outstanding Term Borrowing of 2022 Other Term B-2 Loans, (ii) the 2022 Other Term B-2 Loans shall constitute a single Class of Term Loans with the 2022 Term B-2 Loans and (iii) the 2022 Other Term Loans shall constitute “2022 Term B-2 Loans” for all purposes under, and subject to the provisions of, the Loan Documents. The 2022 Other Term B-2 Loans shall be subject to the same terms (including, without limitation, as to interest rates, amortization percentage, maturity, voluntary prepayment terms and mandatory prepayment terms) applicable to the 2022 Term B-2 Loans; provided that, after giving effect to the incurrence of the 2022 Other Term B-2 Loans, the scheduled amortization with respect to the 2022 Term B-2 Loans shall be calculated based on the aggregate outstanding principal amount of 2022 Term B-2 Loans (including the 2022 Other Term B-2 Loans) on the Ninth Term Loan Amendment Effective Date. The aggregate principal amount of 2022 Term B-2 Loans on the Ninth Term Loan Amendment Effective Date (after giving effect to the incurrence of the 2022 Other Term B-2 Loans on such date) is $675,000,000.

(d) The proceeds of the 2022 Other Term B-2 Loans shall be used by the Borrower to refinance a portion of the existing Term B Loans that have not been converted into 2022 Term B-2 Loans pursuant to Section 2 above and to pay related fees and expenses.

(e) On the Ninth Term Loan Amendment Effective Date, the Borrower shall pay in cash (x) all accrued but unpaid interest owing with respect to the existing Term B Loans through the Ninth Term Loan Amendment Effective Date that have been refinanced pursuant to this Section 4 and (y) to each existing Term B Lender, any loss, expense or liability due under Section 3.05 of the Credit Agreement.

(f) Promptly following the Ninth Term Loan Amendment Effective Date, the 2022 Other Term B-2 Lender may request that its 2022 Other Term B-2 Loans be evidenced by a Note pursuant to Section 2.11 of the Credit Agreement.

(g) The Borrower hereby consents, for purposes of Section 11.07(b)(i)(A) of the Credit Agreement, to the assignment on or within ninety (90) days of the Ninth Term Loan Amendment Effective Date of any 2022 Other Term B-2 Loans by the 2022 Other Term B-2 Lender, to (A) any Person that was an existing Term B Lender on the Ninth Term Loan Amendment Effective Date (immediately prior to giving effect thereto) or (B) any Eligible Assignee separately identified, and acceptable, to the Borrower.

Any such assignee shall thereafter shall constitute a “Lender” and a “Term Lender” as defined in the Credit Agreement (as amended pursuant to Section 3 hereof).

(h) For the avoidance of doubt, each of the 2022 Other Term B-2 Lenders agree that the remaining portion of existing Term B Loans shall be permitted to be prepaid pursuant to Section 2.05 without a corresponding pro-rata reduction of the 2022 Term B-2 Loans

SECTION 5 Representations and Warranties. To induce the other parties hereto to enter into this Ninth Term Loan Amendment, each Loan Party represents and warrants to each of the Lenders party hereto and the Administrative Agent that:

(a) the execution, delivery and performance by each Loan Party of this Ninth Term Loan Amendment has been duly authorized by all necessary corporate, limited liability company and/or partnership action, as applicable, of such Loan Party;

(b) this Ninth Term Loan Amendment has been duly executed and delivered by such Loan Party;

(c) each of this Ninth Term Loan Amendment, the Credit Agreement and each other Loan Document to which each Loan Party is a party, after giving effect to the amendments pursuant to this Ninth Term Loan Amendment and the transactions contemplated hereby, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and to general principles of equity;

(d) no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Ninth Term Loan Amendment or the Credit Agreement, after giving effect to the amendments pursuant to this Ninth Term Loan Amendment and the transactions contemplated hereby or for the consummation of the transactions contemplated hereby;

(e) the execution, delivery and performance by each Loan Party of this Ninth Term Loan Amendment and the performance of the Credit Agreement, after giving effect to the amendments pursuant to this Ninth Term Loan Amendment, are within such Loan Party’s corporate, limited liability company or limited partnership powers, as applicable, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents or (ii) violate any applicable material Law; in the case of this clause (ii), to the extent that such violations would not reasonably be expected to have a Material Adverse Effect; and

(f) immediately before and after giving effect to this Ninth Term Loan Amendment and the transactions contemplated hereby (i) the representations and warranties of the Borrower and each of the other Loan Parties set forth in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Ninth Term Loan Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (ii) no Default shall have occurred and be continuing as of the Ninth Term Loan Amendment Effective Date, after giving effect to this Ninth Term Loan Amendment and the transactions contemplated hereby.

SECTION 6 Effectiveness. This Ninth Term Loan Amendment shall become effective as of the date (the “Ninth Term Loan Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Ninth Term Loan Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each other Guarantor (iv) the Administrative Agent, (v) each Extending Lender and (v) the 2022 Other Term B-2 Lender;

(b) the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower (A) certifying that the condition set forth in clause (f) below has been satisfied on or as of the Ninth Term Loan Amendment Effective Date and (B) certifying that the 2022 Other Term B-2 Loans incurred pursuant to Section 4 above constitute Credit Agreement Refinancing Indebtedness (and meet the requirements of the definition thereof);

(c) the proceeds of the 2022 Other Term B-2 Loans established pursuant to Section 4 of this Ninth Term Loan Amendment shall have refinanced the applicable portion of the existing Term B Loans that have not been converted into 2022 Term B-2 Loans pursuant to Section 2 above and all accrued interest, fees and premiums (if any) in connection with such refinanced Term B Loans shall have been paid;

(d) the Administrative Agent shall have received a certificate from the chief financial officer of the Borrower substantially in the form of the certificate delivered pursuant to Section 4.01(a)(vi) to the Credit Agreement (with appropriate modifications to reflect the consummation of the transactions contemplated by this Ninth Term Loan Amendment on the Ninth Term Loan Amendment Effective Date) attesting to the Solvency of the Borrower and its Subsidiaries (taken as a whole) after giving effect to this Ninth Term Loan Amendment and the transactions contemplated hereby;

(e) the Administrative Agent shall have received such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of this Ninth Term Loan Amendment and amendment of the Credit Agreement and the other transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;

(f) (x) all of the conditions specified in Section 2.14 of the Credit Agreement with respect to the establishment of the 2022 Term B-2 Loans shall have been satisfied and (y) all of the conditions specified in Section 2.15 of the Credit Agreement with respect to the incurrence of the 2022 Other Term B-2 Loans shall have been satisfied;

(g) the Administrative Agent shall have received favorable customary legal opinions of (i) Young Conaway Stargatt & Taylor LLP, Delaware counsel to the Loan Parties and (ii) Cleary Gottlieb Steen & Hamilton LLP, New York counsel to the Loan Parties, in each case, as to any matter reasonably requested by the Administrative Agent, addressed to each Lender party hereto and the Administrative Agent, dated the Ninth Term Loan Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, which the Loan Parties hereby request such counsel to deliver;

(h) no Default exists as of the Ninth Term Loan Amendment Effective Date, both before and immediately after giving effect to this Ninth Term Loan Amendment and the transactions contemplated hereby;

(i) all of the representations and warranties of the Borrower and each of the other Loan Parties set forth in Article V of the Credit Agreement and in the other Loan Documents (including this Ninth Term Loan Amendment) are true and correct in all material respects on and as of the Ninth Term Loan Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(j) (I) the Borrower shall have paid to the Administrative Agent for the account of each Extending Lender, a non-refundable extension fee in Dollars and in immediately available funds in an amount equal to 5.00% of the aggregate amount of 2022 Term B-2 Loans of such Extending Lender on the Ninth Term Loan Amendment Effective Date and (II) the Borrower shall have paid to the Administrative Agent for the account of the 2022 Other Term B-2 Lender, a non-refundable upfront fee in Dollars and in immediately available funds in an amount equal to 5.00% of the aggregate amount of 2022 Other Term B-2 Loans incurred on the Ninth Term Loan Amendment Effective Date. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever; and

(k) the Administrative Agent and the arranger of this Ninth Term Loan Amendment, as applicable, shall have received payment of all fees and other amounts due and payable on or prior to the Ninth Term Loan Amendment Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

The Administrative Agent shall notify the Borrower, the Extending Lenders and the 2022 Other Term B-2 Lender of the Ninth Term Loan Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 7 Reaffirmation of Guaranty and Security. The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Ninth Term Loan Amendment or the Credit Agreement, after giving effect to this Ninth Term Loan Amendment and the transactions contemplated hereby, the Collateral Documents continue to be in full force and effect and (b) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document, in each case after giving effect to this Ninth Term Loan Amendment and the transactions contemplated hereby, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Collateral Documents to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Ninth Term Loan Amendment and the transactions contemplated hereby.

SECTION 8 Reference to and effect on the Credit Agreement(i) . From and after the Ninth Term Loan Amendment Effective Date, the terms “Agreement”, “this Ninth Term Loan Amendment”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Credit Agreement as amended hereby and as may be further amended, supplemented or otherwise modified from time to time. For the avoidance of doubt, any references to “the date hereof” in the Credit Agreement shall refer to February 19, 2013.

SECTION 9 Counterparts. This Ninth Term Loan Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except to the extent applicable law would prohibit the same, make the same unenforceable or affirmatively requires a manually executed counterpart signature, the delivery of an executed counterpart of a signature page of this Ninth Term Loan Amendment by fax, emailed .pdf or any other electronic means approved by the Administrative Agent in writing (which may be via email) that reproduces an image of the actual executed signature page shall be as effective as the delivery of a manually executed counterpart of this Ninth Term Loan Amendment. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Ninth Term Loan Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or other record. Section headings used herein are for convenience of reference only, are not part of this Ninth Term Loan Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Ninth Term Loan Amendment.

SECTION 10 Governing Law. THIS NINTH TERM LOAN AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11 Jurisdiction. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS NINTH TERM LOAN AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NINTH TERM LOAN AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY (IN THE BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS NINTH TERM LOAN AMENDMENT, THE BORROWER, HOLDINGS, EACH OTHER GUARANTOR, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES NOT TO COMMENCE ANY SUCH LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION, TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE BORROWER, HOLDINGS, EACH OTHER LOAN PARTY, THE ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS NINTH TERM LOAN AMENDMENT OR OTHER DOCUMENT RELATED HERETO.

SECTION 12 Headings. The headings of this Ninth Term Loan Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13 No Novation. Other than with respect to the existing Term B Loans as expressly set forth herein, this Ninth Term Loan Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests existing immediately prior to the Ninth Term Loan Amendment Effective Date in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Other than with respect to the existing Term B Loans as expressly set forth herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Ninth Term Loan Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Ninth Term Loan Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby. This Ninth Term Loan Amendment shall constitute a Loan Document for all purposes of the Credit Agreement. Each Guarantor further agrees that nothing in the Credit Agreement, this Ninth Term Loan Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

SECTION 14 Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.

SECTION 15 Severability. If any provision of this Ninth Term Loan Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Ninth Term Loan Amendment and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 16 Successors. The terms of this Ninth Term Loan Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 17 No Waiver. Except as expressly set forth herein, this Ninth Term Loan Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Term Loan Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

SABRE GLBL INC.,

By
/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

SABRE HOLDINGS CORPORATION,

By
/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Ninth Term Loan Amendment and agrees to the provisions hereof:

GETTHERE INC.

By:	/s/ Brian Evans
Name:	Brian Evans
Title:	Treasurer

GETTHERE L.P.

By:	GetThere Inc., its General Partner

By:	/s/ Brian Evans
Name:	Brian Evans
Title:	Treasurer

LASTMINUTE.COM LLC

By:	/s/ Brian Evans
Name:	Brian Evans
Title:	Treasurer

[Signature Page to Ninth Term Loan Amendment]

LASTMINUTE.COM HOLDINGS, INC.

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

PRISM GROUP, INC.

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

PRISM TECHNOLOGIES, LLC

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

SABRE INTERNATIONAL NEWCO, INC.

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

IHS US INC.

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

INNLINK, LLC

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

NEXUS WORLD SERVICES, INC.

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

[Signature Page to Ninth Term Loan Amendment]

TRAVLYNX LLC

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

TVL HOLDINGS I, LLC

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

TVL HOLDINGS, INC.

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

TVL LLC

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

TVL LP

By: TVL LLC, its General Partner

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

TVL COMMON, INC.

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

[Signature Page to Ninth Term Loan Amendment]

RSI MIDCO, INC.

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

RADIXX SOLUTIONS INTERNATIONAL, Inc.

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

SABRE GDC, LLC

By:	/s/ Brian Evans
Name: Brian Evans
Title: Treasurer

[Signature Page to Ninth Term Loan Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Term Loan Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Ninth Term Loan Amendment and agrees to the provisions hereof:

SABREMARK G.P., LLC

By:	/s/ Steven W. Milton
Name: Steven W. Milton
Title: Corporate Secretary

SABREMARK LIMITED PARTNERSHIP

By:	SabreMark G.P., LLC, its General Partner

By:	/s/ Steven W. Milton
Name: Steven W. Milton Title: Corporate Secretary

[Signature Page to Ninth Term Loan Amendment]

BANK OF AMERICA, N.A., as Administrative Agent and the 2022 Other Term B-2 Lender

By	/s/ Mary Lawrence
Name: Mary Lawrence
Title: AVP; Agency Management Officer

By	/s/ Spencer Hunter
Name: Spencer Hunter
Title: Vice President

[Signature Page to Sabre Second Term Loan B Extension Amendment and Ninth Term Loan B Refinancing Amendment (2022)]

[Lender Signatures on file with Administrative Agent]

ANNEX I

SUMMARY OF TERMS

Capitalized terms (and section references) used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended by this Ninth Term Loan Amendment (including pursuant to Section 3 thereof).

Interest Rates:

The Applicable Rate with respect to any 2022 Term B-2 Loans, (I) for Base Rate Loans, 4.00% and (II) for Term SOFR Loans, 5.00%:

Notwithstanding anything to the contrary in the Credit Agreement, (I) Term SOFR for the 2022 Term B-2 Loans shall in no event be less than 0.50% per annum and (II) the Base Rate for the 2022 Term B-2 Loans shall in no event be less than 1.50% per annum.

Maturity Date:	June 30, 2028 (or, with respect to any Term Lender that has extended the maturity date of its 2022 Term B-2 Loans pursuant to Section 2.16, the extended maturity date set forth in the applicable Term Extension Request delivered by the Borrower and such Term Lender to the Administrative Agent pursuant to Section 2.16) (the “2022 Term B-2 Loan Maturity Date”).

Scheduled Amortization:

The Borrower shall repay to the Administrative Agent for the ratable account of the 2022 Term B-2 Lenders:

(i) on the last Business Day of each March, June, September and December, commencing with the last Business Day of December 2022, an aggregate Dollar Amount equal to 0.25% of the aggregate Dollar Amount of all 2022 Term B-2 Loans outstanding on the Ninth Term Loan Amendment Effective Date (as such repayment amount shall be reduced as a result of the application of prepayments as directed by the Borrower pursuant to Section 2.05).

(ii) on the 2022 Term B-2 Loan Maturity Date, the aggregate principal amount of all such 2022 Term B-2 Loans outstanding on such date.

Call Premium:	(I) Any prepayment or repayment of the 2022 Term B-2 Loans pursuant to Section 2.05(a)(i), Section 2.05(b)(iii) or Section 2.05(b)(viii) or (II) any Repricing Event (as defined below) (including any assignment of such 2022 Term B-2 Loans pursuant to the terms of Section 3.07, in each case, in connection with a Repricing Event), in each case, shall be accompanied by the payment of the Call Premium (as defined below), for the ratable account of the 2022 Term B-2 Lenders.

“Repricing Event” means any amendment to the Credit Agreement the primary purpose of which is the reduce the Effective Yield applicable to the 2022 Term B-2 Loans. Any such determination by the Administrative Agent as contemplated by the preceding sentence shall be conclusive and binding on the Borrower and all Lenders holding such 2022 Term B-2 Loans, absent manifest error. The Administrative Agent shall not have any liability to any Person with respect to such determination.

“Call Premium” means a premium (expressed as a percentage of the principal amount of the applicable 2022 Term B-2 Loans to be prepaid, repaid, subject to the applicable amendment or assigned, as the case may be) equal to the amount set forth below:

(a)   1.0% on or prior to the one year anniversary of the Ninth Term Loan Amendment Effective Date; and

(b)   0% after such date described in clause (a) above.